Exhibit 99.1

William B. Skoglund J. Douglas Cheatham James L. Eccher Chairman, President & CEO Chief Financial Officer President & CEO Old Second Bancorp, Inc. Old Second Bancorp, Inc. Old Second National Bank 630-906-5483 630-906-5484 630-966-2433

Forward-looking Statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein. and Non-GAAP Disclosures

Who We Are $2.4 billion financial holding company headquartered in Aurora, Illinois 3 independently chartered community banks Wealth Management Group with over $1 billion under management Experienced Local Management Team 29 locations (5 locations planned by end of 2007) 66 ATM locations

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Illinois’ Largest Cities (Excluding Chicago) 97,117 111,454 112,936 141,600 145,000 151,068 168,181 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Elgin Springfield Peoria Naperville Joliet Rockford Aurora

Illinois’ Fastest Growing Cities: Net Gain 1990-2000 17,473 18,180 18,420 23,925 29,004 42,552 43,318 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Elgin Cicero Waukegan Palatine Joliet Naperville Aurora

Illinois’ Fastest Growing Counties by % 7/1/04 - 7/1/05 (out of 102 counties) Source: U.S. Census Bureau 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Kendall Grundy Boone Will McHenry DeKalb Kane

NE Illinois Planning Commission Population Forecasts 31.58% 7,536 31,402 23,866 Batavia 33.78% 48,017 190,167 142,150 Aurora (excl. Kend.) 71.22% 11,467 27,567 16,100 South Elgin 1505.07% 58,833 62,742 3,909 Sugar Grove 31.46% 8,775 36,671 27,896 St. Charles 95.50% 10,109 20,694 10,585 North Aurora 30.57% 5,965 25,480 19,515 Geneva 71.89% 67,929 162,416 94,487 Elgin 71.32% 288,227 692,346 404,119 Kane Cty. 10.86% 98,164 1,002,325 904,161 DuPage Cty. %Change Difference 2030 2000

Old Second Kane County 4.37% 7.80% 8.64% 9.70% 11.61% 17.97% % Mkt 2004 4.14% 8.17% 8.55% 9.49% 10.54% 18.44% % Mkt 2005 4.81% 5.00% 5.52% 5.35% 4.50% 1st Am 7.35% 7.20% 6.73% 6.88% 6.02% EFS 9.48% 8.82% 8.92% 10.62% 11.60% Chase 11.30% 13.41% 15.98% 17.72% 20.86% 5/3 10.59% 10.49% 10.82% 10.80% 10.41% Harris 17.34% 17.21% 16.19% 15.07% 13.08% O2 % Mkt % Mkt % Mkt % Mkt % Mkt 2003 2002 2001 2000 1999 Remaining 40 banks each have less than 4% share of Kane County market. Market Leader

Old Second Kendall County Market Leader 6.06% 7.52% 9.89% 13.77% 15.49% 32.39% % Mkt 2004 6.15% 7.68% 8.79% 14.36% 14.27% 33.46% % Mkt 2005 6.69% 8.09% 10.03% 11.17% 14.87% 5/3 7.54% 7.29% 7.24% 8.14% 8.37% Union 11.57% 12.15% 5.47% 5.98% 5.00% Harris 13.38% 12.79% 12.42% 12.54% 13.10% Castle 15.93% 16.38% 15.66% 10.11% 15.05% OswgoC 30.21% 28.53% 25.67% 24.40% 21.38% O2 % Mkt % Mkt % Mkt % Mkt % Mkt 2003 2002 2001 2000 1999 Remaining 8 banks each have less than 5% share of Kane County market.

Deposit Market Share YORKVILLE AURORA (KANE) 11.79% 19,048 1 Fifth Third 14.07% 22,740 1 American B&T 74.14% 119,815 1 OSB-Kane Cty. 4.23% 64,671 2 Banco Popular ELBURN 4.81% 73,533 2 National City 6.04% 92,276 3 West Suburban 0.59% 2,238 1 TCF Bank 7.97% 121,812 1 Benchmark 2.72% 10,286 1 Union Bank 8.99% 137,351 4 Harris Aurora 34.67% 131,005 1 Castle Bank 14.60% 223,071 4 Fifth Third 61.42% 232,065 2 OSB-Yorkville 47.93% 732,309 4 Old Second Market Share Deposits (000s) # of offices Market Share Deposits ($000) # of offices

Deposit Market Share (Lisle/Naper) 10.08% 199,177 3 4. Elgin State 11.21% 199,177 3 4. Elgin State Market Share Deposits ($000) # of offices Market Share Deposits ($000) # of offices 22.73% 449,189 4 1. EFS 25.28% 449,189 4 1. EFS NAPERVILLE (DUPAGE/WILL) JOLIET (WILL) 0.61% 12,020 1 15. Old Second 14.32% 282,985 2 3. Union 15.93% 282,985 2 3. Union 14.90% 294,561 6 2. JP Morgan 16.31% 289,814 5 2. JP Morgan SOUTH ELGIN/ELGIN ELGIN 1.84% 64,542 2 14. Old Second 0.28% 7,621 1 17. Old Second 8.24% 289,582 3 4. US Bank 4.93% 135,371 2 4. 1st American 12.79% 449,433 3 3. Regency 10.62% 291,517 6 3. JP Morgan 15.43% 542,417 4 2. MidAmerica 24.54% 673,449 7 2. Harris 19.83% 696,993 6 1. Harris 36.48% 1,000,930 8 1. 1st Midwest Market Share Deposits (000s) # of offices Market Share Deposits ($000) # of offices

Total Assets as of period-end 14.2% Average Growth $0 $500 $1,000 $1,500 $2,000 $2,500 Millions 2001 2002 2003 2004 2005 June-06

Total Loans as of period-end 16% Average Growth $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Millions 2001 2002 2003 2004 2005 Jun-06

Loan Mix Dec 2005 June 2006 as of period-end 2% 32% 35% 10% 21% Commercial & Industrial Commercial Real Estate Construction & Development Residential Consumer 20% 2% 10% 33% 35%

Net Charge-Offs The peer group consists of the 30 Midwest banks closest in asset size to OSBC. to Average Loans -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2002 2003 2004 2005 Jun-06 OSBC Peer

Net Charge-Offs To Reserves The peer group consists of the 30 Midwest banks closest in asset size to OSBC. -5% 0% 5% 10% 15% 20% 25% 30% 2002 2003 2004 2005 Jun-06 OSBC Peer

Total Deposits 14.5% Average Growth as of period-end $0 $500 $1,000 $1,500 $2,000 $2,500 Millions 2001 2002 2003 2004 2005 Jun-06

Deposit Mix Dec 2005 June 2006 as of period-end 14% 22% 17% 28% 13% 6% Noninterest- bearing Savings NOW Accounts Money Market CD's less than $100,000 CD's $100,000 or more 13% 29% 18% 14% 20% 6%

Net Interest Margin Reconciliations of non-GAAP disclosures are available in public filings linked at oldsecond.com. The peer group consists of the 30 Midwest banks closest in asset size to OSBC. 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2002 2003 2004 2005 Jun-06 OSBC Peer

Efficiency Ratio Reconciliations of non-GAAP disclosures are available in public filings linked at o2bancorp.com. The peer group consists of the 30 Midwest banks closest in asset size to OSBC. 0% 10% 20% 30% 40% 50% 60% 70% 2002 2003 2004 2005 Jun-06 Consolidated Peer

Return on Equity 0% 5% 10% 15% 20% 25% 2002 2003 2004 2005 Jun-06

Earnings Per Share 18.7% Average Growth Diluted Basis $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2000 2001 2002 2003 2004 2005

Peer Comparison Market Area: Six-county region in which OSBC has branches. Illinois: Publicly-traded bank holding companies in Illinois. National $1-$3b: Banks with assets between $1 billion and $3 billion. 16.9x 18.1x NA 15.3x Price to LTM earnings 0.21% 0.16% 0.10% 0.00% Charge-offs/Avg. Loans 0.47% 0.75% 0.36% 0.24% NPL % of loans 58.74% 63.91% 64.36% 61.00% Efficiency ratio 4.12% 3.42% 3.86% 3.44% Net interest margin 1.12% .91% 1.04% 1.06% Return on assets 13.00% 11.29% 11.18% 16.05% Return on equity National $1-$3b Illinois Market Area OSBC

Stock Comparison 153.2% 51.8% 3.9% -50% 0% 50% 100% 150% 200% Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 OSBC Nasdaq Banks S&P 500

Outlook Key Strategies Good demographics Hiring key people/C&I unit De Novo branching Cost controls Share buybacks Wealth Management Group Loan Loss Reserve Net Interest Margin Retail Core Deposits